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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549




                                   FORM 8-K


                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 25, 1997




                                U S WEST, Inc.
            (Exact name of registrant as specified in its charter)

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A Delaware Corporation    Commission File  IRS Employer Identification
(State of incorporation)  Number 1-8611    No. 84-0926774
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               7800 East Orchard Road, Englewood, Colorado 80111
                   (Address of principal executive offices)


                        Telephone Number (303) 793-6500
             (Registrant's telephone number, including area code)

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Item  5.    Other  Events

On April 25, 1997, U S WEST Communications Group released its first quarter earnings results. In addition, U S WEST Media Group released its first quarter earnings results on April 29, 1997. The releases and financial statements are attached hereto as Exhibits.


Item  7.    Exhibits

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Exhibit  Description
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27       Financial Data Schedule.

99A Press Release issued April 25, 1997 concerning the earnings results of U S WEST Communications Group for the first quarter of 1997.

99A.1    Unaudited Combined Statements of Operations of U S WEST
         Communications Group for the quarters ended March 31, 1996 and 1997, filed in connection with the Press Release dated April 25, 1997.

99A.2    Unaudited Selected Combined Group Data of U S WEST Communications
         Group for the quarters ended March 31, 1996 and 1997, filed in connection with the Press Release dated April 25, 1997.

99A.3    Unaudited Combined Balance Sheets of U S WEST Communications Group
         for the quarter ended March 31, 1997 and the year ended December 31, 1996, filed in connection with the Press Release dated April 25, 1997.

99A.4    Unaudited Combined Statements of Cash Flows of U S WEST
         Communications Group for the quarters ended March 31, 1996 and 1997, filed in connection with the Press Release dated April 25, 1997.

99A.5 Unaudited Statements of Operations of U S WEST Communications, Inc. for the quarters ended March 31, 1996 and 1997, filed in connection with the Press Release dated April 25, 1997.

99B      Press Release issued April 29, 1997 concerning the earnings results of U S
         WEST Media Group for the first quarter of 1997.

99B.1 Unaudited Pro Forma Combined Statements of Operations of U S WEST Media Group for the quarters ended March 31, 1996 and 1997, filed in connection with the Press Release dated April 29, 1997.

99B.2 Unaudited Selected Data of U S WEST Media Group for the quarters ended March 31, 1996 and 1997, filed in connection with the Press Release dated April 29, 1997.

99B.3    Unaudited Combined Balance Sheets of U S WEST Media Group for the
         quarter ended March 31, 1997 and the year ended December 31, 1996, filed in connection with the Press Release dated April 29, 1997.

99B.4    Unaudited Selected Proportionate Financial Data of U S WEST Media Group
         for the quarters ended March 31, 1996 and 1997, filed in connection with the
         Press Release dated April 29, 1997.

99C.1 Unaudited Consolidated Statements of Income of U S WEST, Inc. for the quarter periods ended March 31, 1996 and 1997.

99C.2 Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the quarter ended March 31, 1997 and the year ended December 31, 1996.

99C.3 Unaudited Consolidated Statements of Cash Flows of U S WEST, Inc. for the quarters ended March 31, 1996 and 1997.

99C.4 Unaudited Selected Consolidated Data of U S WEST, Inc. for the quarters ended March 31, 1996 and 1997.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U  S  WEST,  Inc.

/s/  STEPHEN  E.  BRILZ
By:___________________________
Stephen  E.  Brilz
Assistant  Secretary

Dated:    April  30,  1997